UNITED STATES

             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported)  March 3, 2003


      ___AEI REAL ESTATE FUND XV LIMITED PARTNERSHIP___
   (Exact Name of Registrant as Specified in its Charter)

      __________________State of Delaware______________
      (State or other Jurisdiction of Incorporation or
                        Organization)




     ____0-14089________              __93-0926134__
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


 _____1300 Minnesota World Trade Center, St. Paul, Minnesota 55101_____
          (Address of Principal Executive Offices)


        _______________(651) 227-7333_______________
    (Registrant's telephone number, including area code)


 ___________________________________________________________
    (Former name or former address, if changed since last
                           report)



Item 2.   Acquisition or Disposition of Assets.

       On March 3, 2003, the Partnership acquired land in Pharr, Texas from Kona Restaurant Group, Inc. The purchase price of the land was approximately $781,000. Kona Restaurant Group, Inc. is not affiliated with the Partnership.

       The cash, used in purchasing the land, was from the proceeds of sale of properties.

Item 7.   Financial Statements and Exhibits.

          (a)Financial statements of businesses acquired.  -
             Not     Applicable.     Land    acquired    for
             construction of restaurant.

          (b)On March 3, 2003, the Partnership purchased land for $781,000. The property was acquired with cash which was provided from proceeds of sale of properties. A limited number of proforma adjustments are required to illustrate the effects of the transactions on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the Partnership had acquired the property on January 1, 2001, the Partnership's Investments in Real Estate would have increased by $781,000 and its Current Assets
             (cash)  would  have decreased by  approximately
             $781,000.

             The Total Income for the Partnership would have increased from $620,249 to $698,349 for the year ended December 31, 2001 and from $398,984 to $457,559 for nine months ended September 30, 2002 if the Partnership had owned the property during the periods. The increases are attributable to Rental Income the Partnership would have received from the
             property  of  $78,100  and  $58,575   for   the
             periods, respectively.

             The net effect of these proforma adjustments would have caused Net Income to increase from $390,170 to $468,270 and from $23,195 to
             $81,770, which would have resulted in Net Income of $62.19 and $10.81 per Limited Partnership Unit outstanding for the year ended December 31, 2001 and the nine months ended September 30, 2002, respectively.

          (c)Exhibits

                     Exhibit  10.1  - Development  Financing
                     Agreement  dated March 3, 2003  between
                     the  Partnership  and  Kona  Restaurant
                     Group,  Inc.  relating to the  property
                     at   601  South  Jackson  Road,  Pharr,
                     Texas.

                     Exhibit    10.2   -        Net    Lease
                     Agreement  dated March 3, 2003  between
                     the  Partnership  and  Kona  Restaurant
                     Group,  Inc.  relating to the  property
                     at   601  South  Jackson  Road,  Pharr,
                     Texas.


                         SIGNATURES

        Pursuant  to  the  requirements  of  the  Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI REAL ESTATE FUND XV
LIMITED PARTNERSHIP

                              By:  AEI Fund Management 86-A,
Inc.
                                 Its:  Managing Member


Date:  March 4, 2003           /s/ Patrick W. Keene_______
                              By:  Patrick W. Keene

                                 Its Chief Financial Officer